Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Accounting Policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of operating losses and tax credit carry forward as well as for tax consequences attributable to differences between the balance sheets carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the difference. Income tax expense includes current and deferred taxes on profit, related interest and penalties, non-recoverable withholding taxes that qualify as income tax, as well as actual or potential withholding taxes on current and expected dividend income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences, net operating losses and tax credit carry forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date. Deferred income taxes originally recognized through OCI are recycled through earnings in future periods upon release of the connected item from OCI to the statement of income.
We assess unrecognized tax benefits based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our income tax expense, and adjust the income tax expense, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Income taxes are affecting our Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income and Consolidated Balance Sheets. The disclosure of the Income taxes is therefore split into:
•Income tax expense
•Liability for unrecognized tax benefits
•Deferred taxes
Income tax expense
The components of the income tax expense are as follows:

Year ended December 31 (€, in millions)	2019	2020	2021
Netherlands	2,441.2	3,574.6	5,982.8
Foreign	324.6	442.0	722.7
Income before income taxes	2,765.8	4,016.6	6,705.5

Income tax expense current	(305.5)	(407.7)	(865.0)
Income tax expense deferred	74.8	1.4	(28.6)
Income tax expense Netherlands	(230.7)	(406.3)	(893.6)

Income tax expense current	(118.4)	(375.3)	(523.5)
Income tax expense deferred	157.4	230.1	395.7
Income tax expense Foreign	39.0	(145.2)	(127.8)

Total income tax expense current	(423.9)	(783.0)	(1,388.5)
Total income tax expense deferred	232.2	231.5	367.1
Total income tax expense	(191.7)	(551.5)	(1,021.4)
Current and deferred tax expense can be further broken down into:

Year ended December 31 (€, in millions)	2019	2020	2021
Current year tax expense	(470.6)	(743.7)	(1,367.2)
Prior year tax expense	46.7	(39.3)	(21.3)
Current tax expense	(423.9)	(783.0)	(1,388.5)

Year ended December 31 (€, in millions)	2019	2020	2021
Changes to recognition of tax losses and tax credits	7.6	(56.9)	(37.2)
Prior year tax expense	9.8	27.0	(2.4)
Tax rate changes	—	15.0	1.5
Origination and reversal of temporary differences, tax losses and tax credits	214.8	246.4	405.2
Deferred tax expense	232.2	231.5	367.1
The Dutch statutory tax rate was 25.0% in 2021, 2020 and 2019. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The effective tax rate increased to 15.2% in 2021, compared to 13.7% in 2020. The higher rate is mainly due to an increase in the innovation box rate in the Netherlands changing from 7% to 9% as of 2021.
The reconciliation of the income tax expense from the Dutch statutory rate to the effective income tax rate is as follows:

Year ended December 31 (€, in millions)	2019%[1]		2020%[1]		2021%[1]
Income before income taxes	2,765.8	100.0%	4,016.6	100.0%	6,705.5	100.0%
Income tax expense based on ASML’s domestic rate	(691.4)	25.0%	(1,004.1)	25.0%	(1,676.4)	25.0%
Effects of tax rates in foreign jurisdictions	5.0	(0.2)%	0.9	—%	(4.6)	0.1%
Adjustments in respect of tax exempt income	7.2	(0.3)%	0.2	—%	—	—%
Adjustments in respect of tax incentives	351.0	(12.7)%	510.4	(12.7)%	727.3	(10.8)%
Adjustments in respect of prior years’ current taxes	46.7	(1.7)%	(39.3)	1.0%	(21.3)	0.3%
Adjustments in respect of prior years’ deferred taxes	9.8	(0.4)%	27.0	(0.7)%	(2.4)	—%
Movements in the liability for unrecognized tax benefits	(16.9)	0.6%	(41.0)	1.0%	(21.6)	0.3%
Tax effects in respect of acquisition/restructuring related items	89.8	(3.2)%	—	—%	35.9	(0.5)%
Change in valuation allowance	7.6	(0.3)%	(56.9)	1.4%	(37.2)	0.6%
Equity method investments	(19.7)	0.7%	(20.9)	0.5%	(46.7)	0.7%
Effect of change in tax rates	—	—%	15.0	(0.4)%	1.5	—%
Other (credits) and non-tax deductible items	19.2	(0.7)%	57.2	(1.4)%	24.1	(0.4)%
Income tax expense	(191.7)	6.8%	(551.5)	13.7%	(1,021.4)	15.2%
1.As a percentage of income before income taxes.
The individual line items in the table above are explained in more detail below.
Income tax expense based on ASML’s domestic rate
The income tax expense based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the income tax expense that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there are no differences between taxable base and financial results and no tax incentives are applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The effect can differ from year to year depending on the profit before tax in respective foreign jurisdictions.
Adjustments in respect of tax exempt income
In past years in certain jurisdictions part of the income generated was tax exempted. In conjunction with changed facts and circumstances this effect is significantly reduced as of 2020 and stable in 2021.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relate to a reduced tax rate as a result of application of the Dutch Innovation Box, which is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 9.0% in 2021. The effective innovation box tax rate was 7% in 2020 and 2019. The innovation box benefit is determined according to Dutch laws and published tax policy, whereby the application has been confirmed in an agreement between ASML and the Dutch tax authorities that is applicable for the years through 2023 assuming facts and circumstances do not change.
Furthermore this category includes the benefit of the Foreign Derived Intangible Income (FDII) deduction which is applicable at the level of our US group companies. The FDII deduction is a facility under US corporate tax law which reduces the effective tax rate on income derived from tangible and intangible products and services in foreign markets.
The higher amount in 2021 compared to prior years is mainly caused by an increase in innovation box benefit resulting from an increased level in income before tax at the level of our Dutch group companies.
Adjustments in respect of prior years' current taxes
The adjustments in respect of prior years’ current taxes relate to differences between the initially estimated income taxes and final corporate income tax returns filed or arrangements agreed upon with tax authorities.
The benefit in 2019 mainly related to the FDII deduction which was taken into account in our 2018 tax filings in the US for the first time.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes also mainly relate to differences between the initially estimated income taxes and final corporate income tax returns filed. Additionally it includes some smaller adjustments on the deferred tax positions initially recorded.
Movements in the liability for unrecognized tax benefits
In 2021, similar to prior years, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits. The movement for 2021 is mainly driven by pending dialogues with Dutch and foreign tax authorities in the area of transfer pricing, as well as by uncertainties in FDII deduction claimed at the level of our US group companies.
Tax effects in respect to acquisition/restructuring related items
The 2019 effect was driven by an internal restructuring of our HMI group companies concluded in that year. As a result of that restructuring a deferred tax asset was recognized in 2019 for book to tax differences on intangible fixed assets transferred as part of the restructuring. For years 2020 and 2021 this restructuring has no additional impact on the effective tax rate.
The 2021 effect relates to divestment of part of the Berliner Glass entities, whereby the commercial transaction result to a large extent is exempt for income tax purposes.
Change in valuation allowance
The higher effect in 2020 and 2021 as compared to 2019 is mainly caused by the recognition of R&D and withholding tax credits during the year at the level of our group companies in the Netherlands and the US as of which it is considered not more likely than not that these can be realized in future years.
Equity method investments
This line includes the income tax expense relating to our investment in Carl Zeiss SMT Holding GmbH & Co. KG. The increased effect in 2021 compared to prior years is mainly caused by an increase in the profit from the equity method investment as well tax accounting consequences following from adjustment in the outside basis difference for the equity investment.
Effect of change in tax rates
The impact on the effective tax rate in 2021 is caused by the enacted increase of the general Dutch corporate income tax rate to 25.8% as of 2022, which impacts the valuation of deferred tax assets and liabilities of our Dutch fiscal unity.
Other credits and non-tax deductible items
Other credits and non-tax deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible withholding taxes, non-deductible shared based payment expenses and non-deductible meals and entertainment expenses, as well as the impact of various tax credits on our income tax expense.
US Tax Reform
The year-end tax positions also reflect the regulations of 2017 US Tax Reform, thereby taking into account the guidance issued by the US government. Hereby the most recent guidance for the final FDII regulations has been applied as of 2021 onwards, not retrospectively as permitted by aforementioned regulations. With regard to GILTI and BEAT, the decision has been taken to treat these as a period permanent item.
Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and related accrued interest and penalties and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

Year ended December 31 (€, in millions)	2020	2021
Liability for unrecognized tax benefits	(200.4)	(205.9)
Deferred tax assets	671.5	1,098.7
Deferred tax liabilities	(37.9)	(34.7)
Deferred and other tax assets (liabilities)	433.2	858.1
Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We record unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2021, the liability for unrecognized tax benefits and related interest and penalties amounts to €205.9 million (2020: €200.4 million) which is classified as Deferred and other income tax liabilities. If recognized, these unrecognized tax benefits would affect our effective tax rate for approximately €190.9 million benefit (2020: €151.7 million benefit).
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the income tax expense. Accrued interest and penalties in 2021 amount to a benefit of €9.7 million (2020: €14.2 million benefit; 2019: €9.0 million expense).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits (excluding interest and penalties) is as follows:

Year ended December 31 (€, in millions)	2020	2021
Balance as at January 1	(150.7)	(138.0)
Gross presentation for different tax jurisdictions	(27.3)	—
Gross increases – tax positions in prior period	(66.6)	(21.6)
Gross decreases – tax positions in prior period	0.5	8.9
Gross increases – tax positions in current period	(21.6)	(18.8)
Settlements	106.6	2.5
Lapse of statute of limitations	14.5	32.0
Effect of changes in exchange rates	6.6	(9.3)
Total liability for unrecognized tax benefits	(138.0)	(144.3)
Balance of accrued interest and penalties	(62.4)	(61.6)
Total liabilities for unrecognized tax benefits including interest and penalties	(200.4)	(205.9)
We conclude our liability for unrecognized tax benefits to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by €23.8 million (excluding interest and penalties) within the next 12 months, mainly as a result of expiration of statute of limitations.
For 2020 gross increases of tax positions in prior period and settlements were in essence mainly relating to finalization of a tax audit at the level of our South Korean group companies.
We file income tax returns in all countries where we operate, with the Netherlands, US, Taiwan, South Korea and China being the major jurisdictions. The years for which tax returns are still open for examination for respective jurisdictions are as follows:

Country	Years
Netherlands	2018-2021
US	2015-2021
Taiwan	2016-2021
South Korea	2017-2021
China	2011-2021
We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is:

Deferred taxes (€, in millions)	January 1, 2021	Credits and other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2021
Deferred tax assets:
Capitalized R&D expenditures	287.1	—	106.8	—	26.5	420.4
R&D & other credit carry forwards	117.2	21.4	16.4	—	7.7	162.7
Inventories	37.2	—	(7.2)	—	1.5	31.5
Deferred revenue	125.2	—	288.0	—	10.0	423.2
Accrued and other liabilities	87.8	—	5.7	—	4.6	98.1
Installation and warranty reserve	16.4	—	(6.3)	—	1.2	11.3
Tax effect carry-forward losses	27.1	—	(19.9)	—	0.2	7.4
Property, plant and equipment	26.9	—	(10.8)	—	2.5	18.6
Lease liabilities	6.5	—	16.2	—	0.5	23.2
Intangible fixed assets	143.5	—	—	—	—	143.5
Share-based payments	7.2	—	1.8	—	0.6	9.6
Other temporary differences	23.9	—	7.5	(1.0)	(2.9)	27.5
Total deferred tax assets, gross	906.0	21.4	398.2	(1.0)	52.4	1,377.0
Valuation allowance [1]	(122.5)	—	(37.2)	—	(7.9)	(167.6)
Total deferred tax assets, net	783.5	21.4	361.0	(1.0)	44.5	1,209.4
Deferred tax liabilities:
Intangible fixed assets	(93.9)	2.9	17.1	—	(6.0)	(79.9)
Goodwill	(15.6)	—	(5.3)	—	—	(20.9)
Right-of-use assets	(6.5)	—	(16.2)	—	(0.5)	(23.2)
Property, plant and equipment	(5.4)	—	(4.3)	—	(1.2)	(10.9)
Deferred revenue	(18.2)	—	10.3	—	—	(7.9)
Borrowing costs long-term debt	(1.6)	—	0.1	—	—	(1.5)
Other temporary differences	(8.7)	2.5	4.4	—	0.7	(1.1)
Total deferred tax liabilities	(149.9)	5.4	6.1	—	(7.0)	(145.4)
Net deferred tax assets (liabilities)	633.6	26.8	367.1	(1.0)	37.5	1,064.0
Classified as:
Deferred tax assets – non-current	671.5					1,098.7
Deferred tax liabilities – non-current	(37.9)					(34.7)
Net deferred tax assets (liabilities)	633.6					1,064.0
1.The valuation allowance disclosed above relates to R&D and other credits and Tax effect carry-forward losses that may not be realized.

Deferred taxes (€, in millions)	January 1, 2020	Acquisitions through business combinations	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2020
Deferred tax assets:
Capitalized R&D expenditures	192.9	—	117.3	—	(23.1)	287.1
R&D & other credit carry forwards	60.8	—	63.7	—	(7.3)	117.2
Inventories	49.3	—	(9.0)	—	(3.1)	37.2
Deferred revenue	56.8	—	70.8	—	(2.4)	125.2
Accrued and other liabilities	73.4	3.8	15.9	—	(5.3)	87.8
Installation and warranty reserve	12.3	—	5.4	—	(1.3)	16.4
Tax effect carry-forward losses	12.5	—	15.3	—	(0.7)	27.1
Property, plant and equipment	32.8	0.8	(7.0)	—	0.3	26.9
Lease liabilities	8.1	—	(1.6)	—	—	6.5
Intangible fixed assets	129.8	—	13.7	—	—	143.5
Share-based payments	8.5	—	(0.6)	—	(0.7)	7.2
Other temporary differences	20.3		1.9	0.6	1.1	23.9
Total deferred tax assets, gross	657.5	4.6	285.8	0.6	(42.5)	906.0
Valuation allowance [1]	(73.6)	—	(56.9)	—	8.0	(122.5)
Total deferred tax assets, net	583.9	4.6	228.9	0.6	(34.5)	783.5
Deferred tax liabilities:
Intangible fixed assets	(104.2)	(8.9)	11.0	—	8.2	(93.9)
Goodwill	(6.6)	—	(9.0)	—	—	(15.6)
Right-of-use assets	(8.1)	—	1.6	—	—	(6.5)
Property, plant and equipment	(15.3)	(1.9)	10.9	—	0.9	(5.4)
Deferred revenue	(13.1)	—	(5.1)	—	—	(18.2)
Borrowing costs long-term debt	(1.5)	—	(0.1)	—	—	(1.6)
Other temporary differences	2.9	(5.7)	(6.7)	—	0.8	(8.7)
Total deferred tax liabilities	(145.9)	(16.5)	2.6	—	9.9	(149.9)
Net deferred tax assets (liabilities)	438.0	(11.9)	231.5	0.6	(24.6)	633.6
Classified as:
Deferred tax assets – non-current	445.3					671.5
Deferred tax liabilities – non-current	(7.3)					(37.9)
Net deferred tax assets (liabilities)	438.0					633.6
1.The valuation allowance disclosed above relates to R&D and other credits and Tax effect carry-forward losses that may not be realized.
Tax effect carry-forward losses and Tax credits
The deferred tax assets from carry-forward losses and R&D & other credits recognized as per December 31, 2021 are almost fully reserved. R&D & other credits for the amount of €135.8 million have no expiration date. The remaining R&D & other credits of €26.9 million have an expiration date between 2022 and 2036. The carry-forward losses of €48.2 million have an expiration date between 2022 and 2030.
Unrecognized Deferred Tax Liability Related to Investments in Foreign Subsidiaries
In general, it is our practice and intention to indefinitely reinvest the earnings of our non-Dutch subsidiaries in those operations and distribute only when strictly necessary or opportune and permitted by law. The tax implications of distributions by such non-Dutch subsidiaries are dependent on local tax and accounting regulations applying at the moment of actual distribution. As these cannot practicably be determined, no deferred tax liability has been recognized in respect of undistributed profit reserves of the foreign subsidiaries. As per December 31, 2021, the aggregate amount of unrecognized temporary differences approximately amounts to €283.4 million (2020: €240.0 million).